UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 2, 1998

                            STELLEX INDUSTRIES, INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                333-41939                13-3971931
   -----------------     ----------------------     ---------------------
    (State or other         (Commission File            (IRS Employer
    jurisdiction of              Number)              Identification No.)
     incorporation)


          1430 Broadway, 13th Floor
              New York, New York                          10018
     ---------------------------------                 -----------
       (Address of principle executive                 (Zip Code)
                   offices)

                                 (212) 391-1392
                            ------------------------
              (Registrant's telephone number, including area code)


 ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On December 2, 1998, the Board of Directors of Stellex Industries, Inc. and subsidiaries resolved to (i) engage Deloitte & Touche LLP as the independent accountants for all of Stellex Industries, Inc. and subsidiaries for the year ended December 31, 1998 and (ii) dismiss PricewaterhouseCoopers LLP as independent accountants of KII Holding Corp. and subsidiaries, a significant consolidated subsidiary of Stellex Industries, Inc. and subsidiaries.

PricewaterhouseCoopers LLP had audited the consolidated balance sheets of KII Holdings Corp. and subsidiaries (formerly Kleinert Industries, Inc.), as of December 31, 1997 and 1996 and the related consolidated statements of operations, stockholders' equity and cash flows for the six-month period ended December 31, 1997 (successor) and June 30, 1997 (predecessor) and the years ended December 31, 1996 and 1995 (predecessor).

During the years ended December 31, 1997 and 1996 and the subsequent interim period through December 2, 1998, (i) there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused it to make reference in connection with its report to the subjective matter of the disagreement, and (ii) PricewaterhouseCoopers LLP has not advised the registrant of any reportable events as defined in paragraph (A) through (D) of Regulation S-K Item 304 (a) (1) (v).

The independent auditors' report of PricewaterhouseCoopers LLP on the consolidated financial statement of KII Holdings Corp. and subsidiaries as of and for the years ended December 31, 1997 and 1996 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from PricewaterhouseCoopers LLP addressed to the Commission is filed as Exhibit 16.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

1. Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated December 8, 1998.







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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Stellex Industries, Inc.
                                     (Registrant)


Dated:  December 8, 1998             /s/ William L. Remley
                                     ---------------------
                                     Vice Chairman, President, Chief
                                     Executive Officer, Treasurer and
                                     Director of Stellex Industries, Inc.




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EXHIBIT 16

                                                PricewaterhouseCoopers LLP
                                                350 South Grand Avenue
                                                Los Angeles, CA 90071

December 8, 1998

Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read the statements made by Stellex Industries, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated December 2, 1998 (date of earliest event reported). We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,


/s/ PricewaterhouseCoopers LLP

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